                                                               Exhibit -(d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Index Fund                                                   February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Laudus International MarketMasters Fund (formerly known as Schwab           September 2, 1996
International MarketMasters Fund, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund (formerly known as Schwab U.S.               October 13, 1996
MarketMasters Fund, Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Viewpoints Fund (formerly known as Laudus Balanced MarketMasters     October 13, 1996
Fund, Schwab Balanced MarketMasters Fund, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly known as Schwab Small-Cap     August 3, 1997
MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund (formerly known as Institutional   October 28, 1998
Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                                        April 15, 1999

Financial Services Focus Fund                                               May 15, 2000

Health Care Focus Fund                                                      May 15, 2000

Technology Focus Fund                                                       May 15, 2000

Fund                                                                        Effective Date
----                                                                        --------------
Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small-Cap Equity Fund                                                May 19, 2003

Schwab Dividend Equity Fund                                                 September 23, 2003

Schwab Premier Equity Fund                                                  November 16, 2004

Schwab Target 2010 Fund                                                     May 4, 2005

Schwab Target 2020 Fund                                                     May 4, 2005

Schwab Target 2030 Fund                                                     May 4, 2005

Schwab Target 2040 Fund                                                     May 4, 2005

Schwab Retirement Fund                                                      May 4, 2005

Schwab Large Cap Growth Fund                                                May 24, 2005

Schwab Fundamental US Large Company Index Fund                              February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                          February 28, 2007

Schwab Fundamental International Large Company Index Fund                   February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                              November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund               November 12, 2007

                                   SCHWAB CAPITAL TRUST

                                   By: /s/ Jeffrey Mortimer
                                       -------------------------------
                                           Jeffrey Mortimer,
                                           Senior Vice President
                                           and Chief Investment Officer

                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                   By: /s/ Randall W. Merk
                                       -------------------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of December 15, 2007

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              ADVISORY FEE SCHEDULE
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

{PRIVATE}Fund                             Fee
         ----                             ---
Schwab International Index Fund           Forty-three one-hundredths of one
                                          percent (0.43%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million and thirty-eight
                                          one-hundredths of one percent (0.38%)
                                          of such net assets over $500 million

Schwab Small-Cap Index Fund               Thirty-three one-hundredths of one
                                          percent (0.33%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million and twenty-eight
                                          one-hundredths of one percent (0.28%)
                                          of such net assets over $500 million

Schwab MarketTrack Growth Portfolio       Forty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.44%) of the Fund's average
Director-High Growth Fund)                daily net assets not in excess of $500
                                          million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab MarketTrack Balanced Portfolio     Forty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.44%) of the Fund's average
Director-Balanced Growth Fund)            daily net assets not in excess of $500
                                          million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab MarketTrack Conservative           Forty-four one-hundredths of one
Portfolio (formerly known as Schwab       percent (0.44%) of the Fund's average
Asset Director-Conservative Growth        daily net assets not in excess of $500
Fund)                                     million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab S&P 500 Index Fund                 Fifteen one-hundredths of one percent
                                          (0.15%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; nine one-hundredths of one
                                          percent (0.09%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; eight one-hundredths of
                                          one percent (0.08%) of the Fund's
                                          daily net assets over $5 billion but
                                          not in excess of $10 billion; and
                                          seven one-hundredths of one percent
                                          (0.07%) of such net assets over $10
                                          billion

{PRIVATE}Fund                             Fee
         ----                             ---
Schwab Core Equity Fund (formerly         Fifty-four one-hundredths of one
known as Schwab Analytics Fund)           percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Laudus International MarketMasters        One percent and forty one-hundredths
Fund (formerly known as Schwab            of one percent (1.40%) of the Fund's
International MarketMasters Fund,         average daily net assets (as of
Schwab MarketManager International        February 28, 2005, one percent and
Portfolio and Schwab OneSource            twenty-nine one-hundredths of one
Portfolios-International)                 percent (1.29%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; one percent and two hundred
                                          seventy-five one-thousandths of one
                                          percent (1.275%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and one percent and
                                          twenty-five one-hundredths of one
                                          percent (1.25%) of such net assets
                                          over $1 billion)

Laudus U.S. MarketMasters Fund            One percent (1.00%) of the Fund's
(formerly known as Schwab U.S.            average daily net Growth assets (as of
MarketMasters Fund, Schwab                February 28, 2005, nine hundred
MarketManager OneSource                   Portfolio and Schwab twenty-five
Portfolios-Growth of Allocation)          one-thousandths of one percent
                                          (0.925%) the Fund's average daily net
                                          assets not in excess of $500 million;
                                          ninety-two one-hundredths of one
                                          percent (0.92%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and ninety-one
                                          one-hundredths of one percent (0.91%)
                                          of such net assets over $1 billion)

Schwab Viewpoints Fund (formerly known    Eighty-five one-hundredths of one
as Laudus Balanced MarketMasters Fund,    percent (0.85%) of the Fund's average
Schwab Balanced MarketMasters Fund,       daily net assets (as of February 28,
Schwab MarketManager Balanced             2005, seven hundred seventy-five
Portfolio and Schwab OneSource            one-hundredths of one percent (0.775%)
Portfolios-Balanced Allocation)           of the Fund's average daily net assets
                                          not in excess of $500 million;
                                          seventy-five one-hundredths of one
                                          percent (0.75%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and seven hundred
                                          twenty-five one-thousandths of one
                                          percent (0.725%) of such net assets
                                          over $1 billion)

Laudus Small-Cap MarketMasters Fund       One percent and thirty one-hundredths
(formerly known as Schwab Small-Cap       of one percent (1.30%) of the Fund's
MarketMasters Fund, Schwab                average daily net assets (as of
MarketManager Small Cap Portfolio and     February 28, 2005, one percent and
Schwab OneSource Portfolios-Small         seventeen one-hundredths of one
Company)                                  percent (1.17%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; one percent and thirteen
                                          one-hundredths of one percent (1.13%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; and
                                          one percent and seven one-hundredths
                                          of one percent (1.07%) of such net
                                          assets over $1 billion)

{PRIVATE}Fund                             Fee
         ----                             ---
Schwab Market Track All Equity            Forty-four one-hundredths of one
Portfolio (formerly known as Schwab       percent (0.44%) of the Fund's average
Asset Director-Aggressive Growth Fund)    daily net assets not in excess of $500
                                          million, and thirty-nine
                                          one-hundredths of one percent (0.39%)
                                          of such net assets over $500 million

Schwab Institutional Select S&P 500       Fifteen one-hundredths of one percent
Fund (formerly known as Institutional     (0.15%) of the Fund's average daily
Select S&P 500 Fund)                      net assets not in excess of $500
                                          million; nine one-hundredths of one
                                          percent (0.09%) of the Fund's average
                                          daily net assets not in excess of $5
                                          billion; eight one-hundredths of
                                          one-percent (0.08%) of the Fund's
                                          average daily net assets not in excess
                                          of $$10 billion; and seven
                                          one-hundredths of one percent (0.7%)
                                          of such net assets over $10 billion.

Schwab Total Stock Market Index Fund      Thirty one-hundredths of one percent
                                          (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; and twenty-two one-hundredths
                                          of one percent (0.22%) of such net
                                          assets over $500 million

Schwab Financial Services Fund            Fifty-four one-hundredths of one
(formerly known a Financial Services      percent (0.54%) of the Fund's average
Focus Fund)                               daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

Schwab Health Care Fund (formerly know    Health Care Fifty-four one-hundredths
as Focus Fund)                            of one percent (0.54%) of the Fund's
                                          average daily net assets (as of
                                          February 28, 2005, fifty-four
                                          one-hundredths of one percent (0.54%)
                                          of the Fund's average daily net assets
                                          not in excess of $500 million; five
                                          hundred fifteen one-thousandths of one
                                          percent (0.515%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and forty-nine
                                          one-hundredths of one percent (0.49%)
                                          of such net assets over $1 billion)

Schwab Technology Fund (formerly known    Fifty-four one-hundredths of one
as Technology Focus Fund)                 percent (0.54%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such daily net assets over
                                          $500 million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

{PRIVATE}Fund                             Fee
         ----                             ---
Schwab Hedged Equity Fund                 One percent and seventy-five
                                          one-hundredths of one percent (1.75%)
                                          of the Fund's average daily net assets
                                          (as of February 28, 2005, one percent
                                          and six hundred seventy-five
                                          one-thousandths of one percent
                                          (1.675%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; one percent and sixty-five
                                          one-hundredths of one percent (1.65%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; one
                                          percent and sixty-three one-hundredths
                                          of one percent (1.63%) of such net
                                          assets over $1 billion)

Schwab Small-Cap Equity Fund              One percent and five one-hundredths of
                                          one percent (1.05%) of the Fund's
                                          average daily net assets (as of
                                          February 28, 2005, nine hundred and
                                          seventy-five one-thousandths of one
                                          percent (0.975%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; ninety-three one-hundredths
                                          of one percent (0.93%) of such net
                                          assets over $500 million but not in
                                          excess of $1 billion; ninety-one
                                          one-hundredths of one percent (0.91%)
                                          of such net assets over $1 billion)

Schwab Dividend Equity Fund               Eighty-five one-hundredths of one
                                          percent (0.85%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, seven hundred and seventy-five
                                          one-thousandths of one percent
                                          (0.775%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; seventy-seven one-hundredths
                                          of one percent (0.77%) of such net
                                          assets over $500 million but not in
                                          excess of $1 billion; seventy-six
                                          one-hundredths of one percent (0.76%)
                                          of such net assets over $1 billion)

Schwab Premier Equity Fund                Ninety-one one-hundredths of one
                                          percent (0.91%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; eight hundred and eighty-five
                                          one-thousandths of one percent
                                          (0.885%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; eighty-six one-hundredths of
                                          one percent (0.86%) of such net assets
                                          over $1 billion

Schwab Target 2010 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2020 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2030 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

{PRIVATE}Fund                             Fee
         ----                             ---
Schwab Target 2040 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Retirement Fund                    Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Large-Cap Growth Fund              Eighty-seven one-hundredths of one
                                          percent (0.87%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; eighty-five one-hundredths of
                                          one percent (0.85%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; eighty-three
                                          one-hundredths of one percent (0.83%)
                                          of such net assets over $1 billion but
                                          not in excess of $2 billion;
                                          eighty-one one-hundredths (0.81%) of
                                          such net assets over $2 billion

Schwab Fundamental US Large Company       Thirty one-hundredths of one percent
Index Fund                                (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; twenty-two one-hundredths of
                                          one percent (0.22%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; twenty one-hundredths of
                                          one percent (0.20%) of such net assets
                                          over $5 billion but not in excess of
                                          $10 billion; eighteen one-hundredths
                                          (0.18%) of such net assets over $10
                                          billion

Schwab Fundamental US Small-Mid           Thirty one-hundredths of one percent
Company Index Fund                        (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; twenty-two one-hundredths of
                                          one percent (0.22%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; twenty one-hundredths of
                                          one percent (0.20%) of such net assets
                                          over $5 billion but not in excess of
                                          $10 billion; eighteen one-hundredths
                                          (0.18%) of such net assets over $10
                                          billion

Schwab Fundamental                        Thirty one-hundredths of one percent
International Large                       (0.30%) of the Fund's average daily
Company Index Fund                        net assets not in excess of $500
                                          million; twenty-two one-hundredths of
                                          one percent (0.22%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; twenty one-hundredths of
                                          one percent (0.20%) of such net assets
                                          over $5 billion but not in excess of
                                          $10 billion; eighteen one-hundredths
                                          (0.18%) of such net assets over $10
                                          billion

{PRIVATE}Fund                             Fee
         ----                             ---
Schwab Fundamental Emerging Markets       Fifty one-hundredths of one percent
Index Fund                                (0.50%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; forty-eight one-hundredths of
                                          one percent (0.48%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; forty-six one-hundredths
                                          of one percent (0.46%) of such net
                                          assets over $5 billion but not in
                                          excess of $10 billion; forty-four
                                          one-hundredths (0.44%) of such net
                                          assets over $10 billion

Schwab Fundamental International          Forty one-hundredths of one percent
Small-Mid Company Index Fund              (0.40%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; thirty-eight one-hundredths
                                          of one percent (0.38%) of such net
                                          assets over $500 million but not in
                                          excess of $5 billion; thirty-six
                                          one-hundredths of one percent (0.36%)
                                          of such net assets over $5 billion but
                                          not in excess of $10 billion;
                                          thirty-four one-hundredths (0.34%) of
                                          such net assets over $10 billion

                                   SCHWAB CAPITAL TRUST

                                   By: /s/ Jeffrey Mortimer
                                       ----------------------
                                           Jeffrey Mortimer,
                                           Senior Vice President
                                           and Chief Investment Officer

                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                   By: /s/ Randall W. Merk
                                       ----------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of December 15, 2007